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                    U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

      Date of Report (Date of earliest event reported): November 17, 2000



                            Metro Global Media, Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                 0-21634                 65-0025871
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  (State or other jurisdiction    (Commission              (IRS Employer
        of incorporation)         File Number)           Identification No.)



               1060 Park Avenue, Cranston, Rhode Island        02910
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               (Address of principal executive offices)     (Zip Code)



                                 (401) 942-7876
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              (Registrant's telephone number, including area code)




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          (Former name of former address, if changed since last report)




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Item 5  Other Events

        On December 21, 2000 Metro Global Media, Inc. filed the press release attached as an exhibit to this Form 8-K.

Item 7  Financial Statements and Exhibits

        (c) Exhibit 99.1 - Press Release dated December 21, 2000.





                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    METRO GLOBAL MEDIA, INC.

                                    By:
                                        -------------------------------------
                                        Louis T. Turcotte, CFO




December 21, 2000